UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2012 (February 2, 2012)

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

a)	Not applicable

b)
On February 2, 2012, Peoples Bancorp Inc. (“Peoples”) received verbal notification from Wilford D. Dimit of his intention to resign from the Boards of Directors of Peoples and its subsidiary, Peoples Bank, National Association, effective as of February 3, 2012; and on February 3, 2012, Peoples received a letter, dated February 2, 2012, from Mr. Dimit notifying Peoples of the same. A copy of Mr. Dimit's letter is included as Exhibit 17 to this Current Report on Form 8-K. Mr. Dimit has been a member of the Peoples Board of Directors since 1993, and a member of Peoples Bank, National Association's Board of Directors since 1988.

c)	- f) Not applicable.

Item 9.01    Financial Statements and Exhibits

a) - c)
Not applicable

d) Exhibits
See Index to Exhibits on Page 3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	February 3, 2012	By:/s/	CHARLES W. SULERZYSKI
Charles W. Sulerzyski
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
17
Letter, dated February 2, 2012, and received by Peoples Bancorp Inc. on February 3, 2012, from Wilford D. Dimit submitting resignation from Boards of Directors of Peoples Bancorp Inc. and Peoples Bank, National Association effective February 3, 2012.